Filed Pursuant to Rule 497(e)
Registration Statement No. 333 - 145064
TIAA-CREF LIFE SEPARATE ACCOUNT
VA-1
TIAA-CREF LIFE INSURANCE COMPANY
PROSPECTUS SUPPLEMENT NUMBER (5)
Dated January 21, 2025, to the Intelligent Variable Annuity
®
Prospectus, as supplemented December 5, 2024, July 26, 2024, June 18, 2024 and June 14, 2024.
This supplement amends certain disclosures in the above-referenced prospectus for the Contracts with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.
In Appendix A of the Intelligent Variable Annuity prospectus the “Portfolios” table is updated to reflect current expense and performance results for Matson Money portfolios effective January 1, 2025.

		Average Annual Total Returns (12/31/24)
	Current Expenses	1 year	5 years	10 years
MATSON MONEY U.S. EQUITY VI PORTFOLIO	1.01%	12.19%	10.31%	8.68%
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	1.16%	5.47%	5.02%	4.78%
MATSON MONEY FIXED INCOME VI PORTFOLIO	0.87%	3.75%	0.67%	0.97%
For more information about these changes and about the portfolios in general, refer to the Matson Money prospectuses.
Please keep this supplement with your prospectus for future reference.
PIKE7 (1/25)